Exhibit 10.3

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”) is made as of August 1, 2024, by and between bioAffinity Technologies, Inc., a Delaware corporation (the “Company”) and the Person set forth on Schedule A hereto (the “Stockholder”).

WHEREAS, as of the date hereof, the Stockholder is the beneficial owner of the number of shares of the common stock of the Company set forth opposite the Stockholder’s name on Schedule A (all such shares set forth on Schedule A being referred to herein as the “Subject Shares”); and

WHEREAS, the Company is issuing securities (the “Securities”) in public offering and concurrent private placement planned to close on August 2, 2024; and

WHEREAS, as a condition to the willingness of the investors to purchase the Securities, and as an inducement and in consideration therefor, the Stockholder (in the Stockholder’s capacity as a holder of the Subject Shares) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

The Stockholder hereby covenants and agrees that from and after the date hereof, at every meeting of the holders of the Company’s common stock that the holders are requested to vote upon a proposal to approve the exercise in full of the warrants issued in the concurrent private placement referenced above and the issuance of the shares of common stock upon exercise thereof (the “Warrant Exercise Proposal”), however called, and at every adjournment or postponement thereof, the Stockholder shall, or shall cause the holder of record on any applicable record date to, be present (in person or by proxy) and to vote the Subject Shares that the Stockholder beneficially owns and has in its control at the time of such meeting in favor of the Warrant Exercise Proposal in order to comply with the Nasdaq listing rules, as well as in favor of an adjournment of any such meeting of the Company’s shareholders for purposes of obtaining further votes in favor of the Warrant Exercise Proposal (the “Adjournment Proposal”). The Stockholder shall retain at all times the right to vote the Subject Shares in Stockholder’s sole discretion and without any other limitation on those matters other than the Warrant Exercise Proposal and the Adjournment Proposal that are at any time or from time to time presented for consideration to the Company’s stockholders.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and shall be delivered to the Stockholder at the e-mail address or facsimile number on the signature page hereto.

This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER

(Print Name of Stockholder)

(Signature)

(Name and Title of Signatory, if Signing on Behalf of an Entity)

[Signature Page to Support Agreement – bioAffinity Technologies, Inc.]

SCHEDULE A

Stockholder	Shares of Common Stock Beneficially Owned